UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2023

Creatd, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39500	87-0645394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

419 Lafayette Street, 6th Floor

New York, NY 10003

(Address of principal executive offices)

(201) 258-3770

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Information Officer Appointment

On February 6, 2023, the Board of Directors (the “Board”) of Creatd, Inc. (the “Company”) appointed Mr. Robert Tal as the Chief Information Officer of the Company, effective February 6, 2023 (the “Appointment”).

Robert Tal, 33, Chief Information Officer

Robert Tal, age 33, is Chief Information Officer at Creatd, Inc., a role to which he was appointed following nearly eight years of experience building and running data management and analytics capabilities, leading the Company’s growth marketing strategy and team encompassing acquisition and lifecycle, managing data science projects focused on subscription growth and maintaining strong collaboration with the product team; under Mr. Tal’s supervision, the Company has significantly increased its return on advertising spend as well as lowered its customer acquisition costs. During his lengthy tenure with Creatd, beginning in 2015, Mr. Tal has gained in-depth knowledge of the Company’s business and operations, and has worked closely with executive team, board of directors, and leaders of each of Creatd’s business units to advance the Company’s business intelligence capabilities, develop and maintain information systems controls and strengthen Creatd’s information technology organization. Mr. Tal has an undergraduate degree in information technology and informatics from Rutgers University.

Family Relationships

Mr. Tal does not have a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

There are no related party transactions with regard to Mr. Tal reportable under Item 404(a) of Regulation S-K.

Compensatory Arrangements

In connection with the Appointment, Mr. Tal shall receive a yearly salary of $190,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATD, INC.

Date: February 10, 2023	By:	/s/ Jeremy Frommer
	Name:	Jeremy Frommer
	Title:	Chief Executive Officer

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